Exhibit 32.1

                        CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley   Act  of  2002,   each  of  the   undersigned   officers  of  GS
EnviroServices, Inc. (the "Company"), certifies that:

     1. The Quarterly Report on Form 10-Q of the Company for the Quarter ended September 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /S/  JAMES F. GREEN
                                    ------------------------------------
Dated: November 14, 2008                 JAMES F. GREEN
                                         Chief Executive Officer


                                   /S/   DORIS CHRISTIANI
                                   -------------------------------------
                                         DORIS CHRISTIANI
                                         Chief Financial Officer


This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.